UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014
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HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2014, Harvard Bioscience, Inc. (the “Company” or "Harvard Bioscience") entered into amendments to its Employment Agreements with Jeffrey A. Duchemin, its Chief Executive Officer, and Robert E. Gagnon, its Chief Financial Officer (the “Amendments”).  In accordance with the Amendments, the term of each Employment Agreement has been extended through August 26, 2016, and the agreements have been modified to provide that the terms shall automatically be extended for two additional years following the end of the term then in effect unless, not less than 90 days prior to each such date, either party shall have given written notice to the other that it does not wish to extend the respective Employment Agreement.  In addition, with respect to the Amendment pertaining to Mr. Duchemin, his vesting inclusion period relating to acceleration of his initial equity grant in connection with a termination by the Company without cause has been increased from twelve months to twenty four months.  A copy of each of the Amendments is filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On July 31, 2014, Harvard Bioscience issued a press release announcing financial results for the three and six months ended June 30, 2014 and the details of a related conference call to be held at 11:00 AM EST on July 31, 2014.  The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

10.1	Amendment to Employment Agreement, by and between Harvard Bioscience, Inc. and Jeffrey A. Duchemin, dated as of July 30, 2014.

10.2	Amendment to Employment Agreement, by and between Harvard Bioscience, Inc. and Robert E. Gagnon, dated as of July 30, 2014.

99.1	Press release of Harvard Bioscience, Inc. issued on July 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.
(Registrant)

July 31, 2014	/s/ JEFFREY A. DUCHEMIN
(Date)	Jeffrey A. Duchemin Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Title

10.1	Amendment to Employment Agreement, by and between Harvard Bioscience, Inc. and Jeffrey A. Duchemin, dated as of July 30, 2014.

10.2	Amendment to Employment Agreement, by and between Harvard Bioscience, Inc. and Robert E. Gagnon, dated as of July 30, 2014.

99.1	Press release of Harvard Bioscience, Inc. issued on July 31, 2014.